FIDELITY
TREND
FUND

ANNUAL REPORT
DECEMBER 31, 1998

(2_FIDELITY_LOGOS) (REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   20  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  24  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  29  The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS   30

OF SPECIAL NOTE        33

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS
OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED
BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS.
READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:

Resurgent stock market performance in the fourth quarter helped the Dow Jones Industrial Average post a double-digit return for the fourth year in a row - a first in the Dow's 100-plus year history. Three interest-rate cuts made late in the year by the Federal Reserve Board helped spark the equity rally. Meanwhile, while the majority of bonds posted positive performance, most bond returns for 1998 trailed their gains from 1997.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1998  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY TREND                   2.86%        48.83%        224.48%

S&P 500 (registered trademark)   28.58%       193.90%       479.73%

Growth Funds Average             22.86%       138.97%       388.00%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 980 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1998    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY TREND                     2.86%        8.28%         12.49%

S&P 500                            28.58%       24.06%        19.21%

Growth Funds Average               22.86%       18.63%        16.72%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Trend                       S&P 500
             00005                       SP001
  1988/12/31      10000.00                    10000.00
  1989/01/31      10785.47                    10732.00
  1989/02/28      10766.88                    10464.77
  1989/03/31      11065.96                    10708.60
  1989/04/30      11731.48                    11264.38
  1989/05/31      12283.83                    11720.59
  1989/06/30      12132.95                    11653.78
  1989/07/31      12911.63                    12706.12
  1989/08/31      13402.02                    12955.15
  1989/09/30      13466.68                    12902.04
  1989/10/31      12704.16                    12602.71
  1989/11/30      12857.74                    12859.81
  1989/12/31      13165.23                    13168.44
  1990/01/31      12027.93                    12284.84
  1990/02/28      12325.39                    12443.31
  1990/03/31      12546.45                    12773.06
  1990/04/30      11937.05                    12453.74
  1990/05/31      13069.22                    13667.97
  1990/06/30      13090.13                    13575.03
  1990/07/31      12830.24                    13531.59
  1990/08/31      11551.70                    12308.34
  1990/09/30      10667.47                    11708.92
  1990/10/31      10216.40                    11658.57
  1990/11/30      11130.49                    12411.72
  1990/12/31      11498.55                    12758.00
  1991/01/31      12220.03                    13314.25
  1991/02/28      13308.26                    14266.22
  1991/03/31      13605.87                    14611.46
  1991/04/30      13744.15                    14646.53
  1991/05/31      14387.47                    15279.26
  1991/06/30      13374.39                    14579.47
  1991/07/31      14300.29                    15258.87
  1991/08/31      14649.00                    15620.51
  1991/09/30      14552.81                    15359.65
  1991/10/31      14706.12                    15565.47
  1991/11/30      13864.40                    14938.18
  1991/12/31      15669.83                    16647.11
  1992/01/31      15767.71                    16337.47
  1992/02/29      16144.54                    16549.86
  1992/03/31      15620.06                    16227.13
  1992/04/30      15527.88                    16704.21
  1992/05/31      15909.32                    16786.06
  1992/06/30      15546.95                    16535.95
  1992/07/31      16421.09                    17212.27
  1992/08/31      16160.43                    16859.42
  1992/09/30      16402.01                    17058.36
  1992/10/31      16792.99                    17118.06
  1992/11/30      17781.56                    17701.79
  1992/12/31      18298.03                    17919.52
  1993/01/31      18736.91                    18070.05
  1993/02/28      18627.28                    18315.80
  1993/03/31      19409.06                    18702.26
  1993/04/30      18694.97                    18249.67
  1993/05/31      19710.26                    18738.76
  1993/06/30      20072.39                    18793.10
  1993/07/31      20018.24                    18717.93
  1993/08/31      21067.38                    19427.34
  1993/09/30      21527.64                    19277.75
  1993/10/31      21920.22                    19676.80
  1993/11/30      20904.93                    19489.87
  1993/12/31      21801.79                    19725.69
  1994/01/31      22668.99                    20396.37
  1994/02/28      21875.59                    19843.63
  1994/03/31      20458.55                    18978.44
  1994/04/30      20572.94                    19221.37
  1994/05/31      20617.23                    19536.60
  1994/06/30      20041.55                    19057.95
  1994/07/31      20580.33                    19683.05
  1994/08/31      21768.57                    20490.06
  1994/09/30      21299.92                    19988.05
  1994/10/31      21395.86                    20437.78
  1994/11/30      20218.68                    19693.44
  1994/12/31      20341.75                    19985.49
  1995/01/31      20170.21                    20503.72
  1995/02/28      20832.44                    21302.75
  1995/03/31      21151.59                    21931.39
  1995/04/30      21454.78                    22577.27
  1995/05/31      21921.54                    23479.68
  1995/06/30      22611.70                    24025.12
  1995/07/31      23712.76                    24821.79
  1995/08/31      24355.05                    24884.09
  1995/09/30      25105.05                    25934.20
  1995/10/31      24470.74                    25841.62
  1995/11/30      25240.69                    26976.06
  1995/12/31      24840.27                    27495.62
  1996/01/31      25342.00                    28431.57
  1996/02/29      26181.32                    28695.13
  1996/03/31      26166.96                    28971.47
  1996/04/30      26865.77                    29398.51
  1996/05/31      27607.65                    30156.69
  1996/06/30      26908.84                    30271.59
  1996/07/31      25372.43                    28934.19
  1996/08/31      25965.93                    29544.41
  1996/09/30      27526.28                    31207.17
  1996/10/31      27229.53                    32067.87
  1996/11/30      29115.35                    34491.88
  1996/12/31      29059.01                    33808.59
  1997/01/31      30255.95                    35920.96
  1997/02/28      28789.78                    36202.58
  1997/03/31      26550.29                    34715.01
  1997/04/30      26216.42                    36787.50
  1997/05/31      29786.25                    39027.12
  1997/06/30      31738.10                    40775.54
  1997/07/31      33936.50                    44020.05
  1997/08/31      33669.40                    41554.04
  1997/09/30      36448.22                    43829.96
  1997/10/31      33371.49                    42366.04
  1997/11/30      32149.02                    44327.16
  1997/12/31      31544.82                    45088.26
  1998/01/31      31521.50                    45586.93
  1998/02/28      34418.89                    48874.66
  1998/03/31      36896.53                    51377.53
  1998/04/30      37625.25                    51894.39
  1998/05/31      35823.86                    51002.33
  1998/06/30      36482.62                    53074.04
  1998/07/31      34856.12                    52508.80
  1998/08/31      25085.45                    44917.08
  1998/09/30      26647.82                    47794.47
  1998/10/31      27551.43                    51682.07
  1998/11/30      29434.44                    54814.52
  1998/12/31      32448.43                    57972.94
IMATRL PRASUN   SHR__CHT 19981231 19990121 123454 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Trend Fund on December 31, 1988. As the chart shows, by December 31, 1998, the value of the investment would have grown to $32,448 - a 224.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $57,973 - a 479.73% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

For the first time in its history, the
Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
posted double-digit percentage
gains in four consecutive years,
thanks to an 18.07% increase for
the 12-month period ending
December 31, 1998. In that same
time frame, the Standard & Poor's
500 Index returned 28.58%. The
period began with the U.S.
enjoying low inflation, stable
interest rates and an
unemployment rate at its lowest
peacetime level in 41 years. But
while the equity market continued
its bull-like charge, mounting
doubts lingered in many
investors' minds about the impact of
Asia's economic woes. Those fears
soon became reality. Further
prompted by Russia's currency
devaluation and subsequent loan
defaults, the Dow suffered a
512.61 point free-fall on August
31, a loss that erased all previous
gains for the year to that point.
Faced with global economic
chaos, investors began fleeing the
equity markets in droves, searching
for safer, less volatile havens,
particularly U.S. Treasuries. To
address the lack of confidence in
domestic and global equity markets,
the U.S. Federal Reserve Board
stepped in with three separate 0.25%
interest-rate cuts in the late fall. Those cuts helped boost confidence in the U.S. economy, and stocks began to quickly ascend to their former lofty levels, culminating in a new Dow record of 9374.27 on November
23, 1998.

The following is an interview with Arieh Coll (left), who managed
Fidelity Trend Fund during the majority of the period covered by this report, with additional comments from Nick Thakore, who became
Portfolio Manager on October 30, 1998.

Q. HOW DID THE FUND PERFORM, NICK?

N.T. The results were disappointing. For the 12 months that ended
December 31, 1998, the fund had a total return of 2.86%. During the same period, the Standard & Poor's 500 Index returned 28.58% and the growth funds average tracked by Lipper Inc. returned 22.86%.

Q. ARIEH, WHAT FACTORS CAUSED THE FUND TO SIGNIFICANTLY UNDERPERFORM THE INDEX AND THE AVERAGE?

A.C. There were two major causes for the disappointing results. First, I identified small- and mid-cap companies as being undervalued and growing faster than larger companies. Near the beginning of the year, the price-to-earnings ratio for the S&P 500 index was approximately 19 times annual earnings, with projected annual earnings growth at about 14%. On the other hand, the average stock in the Russell 2000 Index - a popular measure of small-cap stocks - was trading at approximately 18 times earnings, with a forecasted annual earnings growth rate of approximately 23%. Looking at these valuations, I concentrated the fund's holdings on companies with average market capitalizations of around $2.5 billion, as compared to the much larger $40 to $60 billion market cap for the S&P 500 index. Unfortunately, I miscalculated the degree to which the extreme flight to safety and the market's bias toward larger-cap stocks would hurt the fund's performance during a period of global market volatility. The other primary factor was a number of holdings that experienced unexpected earnings difficulties and their stock performance suffered.

Q. WHICH STOCKS WERE THE MAIN DETRACTORS FROM PERFORMANCE?

A.C. FIRSTPLUS Financial originates high loan-to-value home mortgages and was hardest hit as global financial worries mounted. The company suffered a short-term cash squeeze as borrowers abandoned the market. ESC Medical Systems, an Israeli medical device supply company, also performed poorly as it pre-announced it would miss earnings estimates. Cendant, a consumer and business services conglomerate, was the third-worst detractor from fund performance. While I had confidence the stock would recover following the discovery of fraudulent accounting practices in a firm it recently acquired, investors remained reluctant to buy the stock and performance suffered.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

A.C. America Online was one of the best performers for the portfolio. Best Buy, one of the country's largest consumer electronics retailers, also performed well. While the fund's holdings in Best Buy were sold during the period, the stock benefited from solid restructuring plans and strong consumer spending for electronics products.

Q. NICK, SINCE TAKING OVER THE FUND IN OCTOBER, WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

N.T. The most significant change was to increase the fund's average market capitalization. Toward the end of the period, the fund's average market cap was approximately $39 billion, up from $1.3 billion a year ago and closer to the S&P 500 index's median market cap of around $58 billion. I increased the fund's holdings in certain sectors, particularly in energy, where valuations and oil prices were near historically low levels. I made significant changes to the fund's top holdings, adding names such as MCI WorldCom, Microsoft, Tyco, General Electric, Merck and Intel. I also emphasized large-cap companies that I believe will grow faster than the market, exhibit above-average earnings visibility - meaning they are companies that are widely followed - and whose valuations have limited downside risk. In addition, I reduced the overall number of holdings in the fund to under 180, down from approximately 200 a year ago. The larger-cap focus of the fund lessens liquidity constraints - meaning a large number of shares of these holdings are normally traded - and makes it possible to concentrate the portfolio in a fewer number of stocks.

Q. WHAT'S YOUR OUTLOOK, NICK?

N.T. The likelihood of a slowdown in corporate profit growth is a real threat to the market in 1999. Following several years of aggressive downsizing, it is increasingly difficult for companies to achieve additional cost reductions or to raise prices to increase profits. With many analysts forecasting double-digit earnings-per-share growth in 1999, earnings reductions and disappointments may be commonplace. As a result, I believe the key to success in this market will be to own established industry leaders with strong earnings outlooks and reasonable valuations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NICK THAKORE DISCUSSES
HIS INVESTMENT STYLE AND
STRATEGY FOR THE FUND:

"I believe it will pay to own two
different types of companies in
1999, especially in this uncertain
global environment with the
potential for a slowdown in
corporate earnings. The first
group consists of industry leaders
with above-average earnings
prospects that are expected to be
stronger than the overall market.
Two examples of companies that
fit this high visibility and strong
growth criteria are Microsoft and
MCI WorldCom. The second group
consists of companies whose
earnings already have collapsed,
whose valuations already reflect
dire outlooks and that stand to
benefit from significant share
price increases if industry
fundamentals show improvement.
In my opinion, an example of an
industry group that meets this
turnaround criteria is energy
service."

FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
companies likely to benefit
from economic, financial, or
market trends

FUND NUMBER: 005

TRADING SYMBOL: FTRNX

START DATE: June 16, 1958

SIZE: as of December 31,
1998, more than $1.1
billion

MANAGER: Nick Thakore,
since October 1998;
manager, Fidelity Utilities
Fund, Fidelity Advisor Utilities
Growth Fund and Fidelity
Select Utilities Growth
Portfolio, 1997-1998;
Fidelity Select
Telecommunications Portfolio
1996-1998; joined Fidelity
in 1993
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF DECEMBER
31, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE STOCKS  6 MONTHS AGO

MCI WorldCom, Inc.              4.2                      0.8

Microsoft Corp.                 3.5                      0.0

Tyco International Ltd.         3.1                      0.0

General Electric Co.            2.9                      0.0

Philip Morris Companies, Inc.   2.6                      2.2

Merck & Co., Inc.               2.4                      0.0

Amoco Corp.                     2.1                      0.0

Intel Corp.                     2.1                      0.0

Lilly (Eli) & Co.               2.0                      0.0

Citigroup, Inc.                 1.9                      0.0

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      18.5                     23.5

FINANCE                         15.4                     21.6

HEALTH                          11.9                     17.9

UTILITIES                       11.6                     7.4

MEDIA & LEISURE                 7.8                      8.6


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF DECEMBER 31, 1998 * AS OF JUNE 30, 1998**
Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 1.8
Stocks 98.2%
Convertible
securities 0.5%
Short-term
investments 1.3%
*FOREIGN
INVESTMENTS 21.8%

Stocks  98.2%
Convertible
securities 1.0%
Short-term
investments 0.8%
**FOREIGN
INVESTMENTS 3.4%
Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 2.3



INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.2%

                                 SHARES                VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.6%

GenCorp, Inc.                     153,700              $ 3,833

Howmet International, Inc. (a)    188,800               3,044

                                                        6,877

BASIC INDUSTRIES - 2.9%

CHEMICALS & PLASTICS - 2.0%

Crompton & Knowles Corp.          186,300               3,854

du Pont (E.I.) de Nemours &       128,600               6,824
Co.

Great Lakes Chemical Corp.        1,200                 48

Hanna (M.A.) Co.                  70,000                862

IMC Global, Inc.                  122,700               2,623

Ivex Packaging Corp. (a)          153,300               3,564

Monsanto Co.                      140,200               6,660

                                                        24,435

IRON & STEEL - 0.1%

Steel Dynamics, Inc. (a)          75,700                889

METALS & MINING - 0.3%

Alcoa, Inc.                       46,100                3,437

PAPER & FOREST PRODUCTS - 0.5%

Pentair, Inc.                     154,800               6,163

TOTAL BASIC INDUSTRIES                                  34,924

CONSTRUCTION & REAL ESTATE -
1.1%

BUILDING MATERIALS - 0.7%

Owens-Corning                     75,700                2,683

Southdown, Inc.                   86,000                5,090

                                                        7,773

REAL ESTATE - 0.4%

Boardwalk Equities, Inc. (a)      455,400               5,029

TOTAL CONSTRUCTION & REAL                               12,802
ESTATE

DURABLES - 2.8%

AUTOS, TIRES, & ACCESSORIES -
1.4%

Federal-Mogul Corp.               55,000                3,273

Ford Motor Co.                    147,400               8,651

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Navistar International Corp.      100,500              $ 2,864
(a)

Pep Boys-Manny, Moe & Jack        157,100               2,465

                                                        17,253

CONSUMER ELECTRONICS - 0.7%

Black & Decker Corp.              146,600               8,219

TEXTILES & APPAREL - 0.7%

Liz Claiborne, Inc.               42,700                1,348

Shaw Industries, Inc.             140,500               3,407

Unifi, Inc.                       157,900               3,089

                                                        7,844

TOTAL DURABLES                                          33,316

ENERGY - 6.4%

ENERGY SERVICES - 1.3%

Baker Hughes, Inc.                12,000                212

BJ Services Co. (a)               259,200               4,050

Halliburton Co.                   192,200               5,694

Input/Output, Inc. (a)            174,900               1,279

Schlumberger Ltd.                 60,500                2,791

Transocean Offshore, Inc.         43,000                1,153

                                                        15,179

OIL & GAS - 5.1%

Amerada Hess Corp.                35,000                1,741

Amoco Corp.                       432,300               25,506

Anadarko Petroleum Corp.          8,700                 269

Canadian Natural Resources        36,500                549
Ltd. (a)

Coastal Corp. (The)               57,800                2,019

Crestar Energy, Inc. (a)          49,200                418

Elf Aquitaine SA sponsored ADR    79,200                4,485

Mobil Corp.                       112,100               9,767

Murphy Oil Corp.                  39,500                1,629

Newfield Exploration Co. (a)      64,000                1,336

Noble Affiliates, Inc.            48,900                1,204

Renaissance Energy Ltd. (a)       22,400                255

Seagull Energy Corp. (a)          86,200                544

Tosco Corp.                       109,700               2,838

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Total SA sponsored ADR            63,900               $ 3,179

USX-Marathon Group                153,000               4,609

                                                        60,348

TOTAL ENERGY                                            75,527

FINANCE - 15.4%

BANKS - 3.7%

AmSouth Bancorp.                  25,700                1,173

Bank of New York Co., Inc.        162,700               6,549

Bank One Corp.                    182,700               9,329

BankAmerica Corp.                 92,000                5,532

Capital One Financial Corp.       15,800                1,817

Comerica, Inc.                    51,700                3,525

M&T Bank Corp.                    5,600                 2,906

U.S. Bancorp                      249,200               8,847

Wells Fargo & Co.                 116,700               4,661

                                                        44,339

CREDIT & OTHER FINANCE - 6.4%

American Express Co.              89,200                9,121

Associates First Capital          373,400               15,823
Corp. Class A

Citigroup, Inc.                   462,800               22,909

Fleet Financial Group, Inc.       117,800               5,264

Household International, Inc.     187,200               7,418

Metris Companies, Inc.            52,100                2,621

Providian Financial Corp.         166,800               12,510

                                                        75,666

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                        224,100               16,583

Freddie Mac                       174,100               11,219

                                                        27,802

INSURANCE - 1.8%

American Bankers Insurance        123,200               5,960
Group, Inc.

American International Group,     63,500                6,136
Inc.

UICI (a)                          242,200               5,934

UNUM Corp.                        59,000                3,444

                                                        21,474

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SAVINGS & LOANS - 0.5%

Dime Bancorp, Inc.                108,400              $ 2,866

Washington Mutual, Inc.           69,200                2,643

                                                        5,509

SECURITIES INDUSTRY - 0.7%

Bear Stearns Companies, Inc.      109,500               4,093

Morgan Stanley, Dean Witter &     66,800                4,743
Co.

                                                        8,836

TOTAL FINANCE                                           183,626

HEALTH - 11.9%

DRUGS & PHARMACEUTICALS - 10.6%

Allergan, Inc.                    42,000                2,720

Amgen, Inc. (a)                   33,400                3,492

Biogen, Inc. (a)                  50,600                4,200

Biomatrix, Inc. (a)               24,400                1,421

Forest Laboratories, Inc. (a)     308,100               16,387

IDEC Pharmaceuticals Corp. (a)    7,600                 357

Lilly (Eli) & Co.                 265,500               23,596

Medimmune, Inc. (a)               36,100                3,590

Merck & Co., Inc.                 191,600               28,297

Pfizer, Inc.                      155,900               19,556

Schering-Plough Corp.             65,700                3,630

Sepracor, Inc. (a)                60,400                5,323

Warner-Lambert Co.                179,300               13,481

                                                        126,050

MEDICAL EQUIPMENT & SUPPLIES
- 1.1%

Baxter International, Inc.        86,800                5,582

Biomet, Inc.                      77,300                3,111

Cardinal Health, Inc.             55,000                4,173

                                                        12,866

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Wellpoint Health Networks,        35,400                3,080
Inc. (a)

TOTAL HEALTH                                            141,996

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.3%

ELECTRICAL EQUIPMENT - 3.3%

General Electric Co.              333,500              $ 34,038

Omnipoint Corp. (a)               540,700               5,035

                                                        39,073

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.7%

Coltec Industries, Inc. (a)       210,300               4,101

Illinois Tool Works, Inc.         9,900                 574

Mannesmann AG                     13,400                1,554

PRI Automation, Inc.              54,000                1,404

Tyco International Ltd.           490,000               36,964

                                                        44,597

POLLUTION CONTROL - 0.3%

Waste Management, Inc.            75,600                3,525

TOTAL INDUSTRIAL MACHINERY &                            87,195
EQUIPMENT

MEDIA & LEISURE - 6.8%

BROADCASTING - 2.4%

CBS Corp.                         188,000               6,157

Tele-Communications, Inc.         339,500               18,779
(TCI Group) Series A (a)

Time Warner, Inc.                 63,900                3,966

                                                        28,902

ENTERTAINMENT - 1.4%

Fox Entertainment Group, Inc.     162,300               4,088
(a)

King World Productions, Inc.      96,400                2,838
(a)

Tele-Communications, Inc.         160,200               3,775
(TCI Ventures Group) Series
A (a)

Viacom, Inc. Class B              86,200                6,379
(non-vtg.) (a)

                                                        17,080

LEISURE DURABLES & TOYS - 0.4%

Champion Enterprises, Inc. (a)    186,300               5,100

LODGING & GAMING - 0.1%

Choice Hotels International,      65,300                894
Inc. (a)

PUBLISHING - 0.5%

American Greetings Corp.          64,000                2,628
Class A

Reader's Digest Association,      110,100               2,773
Inc. Class A (non-vtg.)

                                                        5,401

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 2.0%

McDonald's Corp.                  184,600              $ 14,145

Outback Steakhouse, Inc. (a)      92,400                3,684

Tricon Global Restaurants,        121,100               6,070
Inc. (a)

                                                        23,899

TOTAL MEDIA & LEISURE                                   81,276

NONDURABLES - 6.3%

BEVERAGES - 2.1%

Anheuser-Busch Companies,         102,700               6,740
Inc.

Canandaigua Brands, Inc.          12,500                723
Class A (a)

Celestial Seasonings, Inc. (a)    115,400               3,210

Coors (Adolph) Co. Class B        52,700                2,974

PepsiCo, Inc.                     282,100               11,548

                                                        25,195

FOODS - 0.4%

Keebler Foods Co. (a)             108,500               4,082

HOUSEHOLD PRODUCTS - 1.2%

First Brands Corp.                372,900               14,706

TOBACCO - 2.6%

Philip Morris Companies, Inc.     571,600               30,581

TOTAL NONDURABLES                                       74,564

PRECIOUS METALS - 0.4%

Stillwater Mining Co. (a)         126,200               5,174

RETAIL & WHOLESALE - 5.5%

APPAREL STORES - 1.4%

Abercrombie & Fitch Co. Class     214,700               15,190
A (a)

TJX Companies, Inc.               47,800                1,386

                                                        16,576

DRUG STORES - 0.5%

Walgreen Co.                      106,900               6,260

GENERAL MERCHANDISE STORES -
1.9%

Federated Department Stores,      46,000                2,004
Inc. (a)

Nordstrom, Inc.                   87,100                3,021

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
CONTINUED

Saks Holdings, Inc. (a)           226,600              $ 7,152

Wal-Mart Stores, Inc.             135,100               11,002

                                                        23,179

GROCERY STORES - 1.1%

Meyer (Fred), Inc. (a)            208,300               12,550

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.6%

Lowe's Companies, Inc.            144,900               7,417

TOTAL RETAIL & WHOLESALE                                65,982

SERVICES - 0.7%

ADVERTISING - 0.5%

ADVO, Inc. (a)                    153,600               4,051

Lamar Advertising Co. Class A     29,300                1,091
(a)

Outdoor Systems, Inc. (a)         38,400                1,152

                                                        6,294

SERVICES - 0.2%

International Telecom Data        52,400                773
Systems, Inc.

ServiceMaster Co.                 73,000                1,611

                                                        2,384

TOTAL SERVICES                                          8,678

TECHNOLOGY - 18.5%

COMMUNICATIONS EQUIPMENT - 3.8%

Ascend Communications, Inc.       113,900               7,489
(a)

Cisco Systems, Inc. (a)           52,800                4,901

Intermedia Communications,        82,700                1,427
Inc. (a)

Lucent Technologies, Inc.         90,300                9,933

OY Nokia AB sponsored ADR         158,800               19,125

Plantronics, Inc. (a)             30,800                2,649

                                                        45,524

COMPUTER SERVICES & SOFTWARE
- 6.8%

Affiliated Computer Services,     69,600                3,132
Inc. Class A (a)

America Online, Inc.              41,900                6,704

Aspect Development, Inc. (a)      81,600                3,616

Cadence Design Systems, Inc.      222,500               6,619
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Compuware Corp. (a)               35,200               $ 2,750

DST Systems, Inc. (a)             102,546               5,852

Electronics for Imaging, Inc.     53,400                2,136
(a)

Mercury Interactive Corp. (a)     10,900                689

Microsoft Corp. (a)               303,900               42,147

Oracle Corp. (a)                  51,400                2,217

Polycom, Inc. (a)                 90,400                2,011

Sabre Group Holdings, Inc.        67,600                3,008
Class A (a)

                                                        80,881

COMPUTERS & OFFICE EQUIPMENT
- 3.1%

Compaq Computer Corp.             98,700                4,139

Dell Computer Corp. (a)           117,300               8,585

EMC Corp. (a)                     108,600               9,231

Quantum Corp. (a)                 66,900                1,422

Seagate Technology, Inc. (a)      140,900               4,262

Unisys Corp. (a)                  269,300               9,274

                                                        36,913

ELECTRONIC INSTRUMENTS - 0.8%

Smart Modular Technologies,       106,400               2,953
Inc. (a)

Teradyne, Inc. (a)                137,600               5,831

                                                        8,784

ELECTRONICS - 4.0%

Applied Micro Circuits Corp.      48,400                1,644
(a)

Intel Corp.                       209,000               24,780

Micron Technology, Inc. (a)       96,900                4,900

Motorola, Inc.                    77,100                4,708

Texas Instruments, Inc.           78,200                6,691

Unitrode Corp. (a)                300,400               5,257

                                                        47,980

TOTAL TECHNOLOGY                                        220,082

UTILITIES - 11.6%

CELLULAR - 1.7%

AirTouch Communications, Inc.     175,600               12,665
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Nextel Communications, Inc.       293,500              $ 6,934
Class A (a)

SkyTel Communications, Inc.       3,300                 73
(a)

                                                        19,672

GAS - 0.2%

Enron Corp.                       38,600                2,203

TELEPHONE SERVICES - 9.7%

ALLTEL Corp.                      254,600               15,228

AT&T Corp.                        142,800               10,746

Cincinnati Bell, Inc.             10,200                386

Cincinnati Bell, Inc. (b)         934,900               16,055

Global TeleSystems Group,         98,700                5,503
Inc. (a)

MCI WorldCom, Inc. (a)            702,400               50,388

Qwest Communications              74,300                3,715
International, Inc. (a)

Tel-Save.com, Inc. (a)            588,100               9,851

Telecom Italia Mobile Spa         558,000               4,123

                                                        115,995

TOTAL UTILITIES                                         137,870

TOTAL COMMON STOCKS                                     1,169,889
(Cost $976,769)

CONVERTIBLE PREFERRED STOCKS
- 1.0%



MEDIA & LEISURE - 1.0%

BROADCASTING - 1.0%

MediaOne Group, Inc. $3.63        180,000               11,970
PIES (Cost $11,317)


U.S. TREASURY OBLIGATIONS -
0.8%

MOODY'S RATINGS (UNAUDITED)           PRINCIPAL AMOUNT (000S)

U.S. Treasury Bill, yield at   -      $ 10,000                               9,979
date of purchase 4.01%
1/21/99 (Cost $9,977)

TOTAL INVESTMENT IN                                                        $ 1,191,838
SECURITIES - 100%
(Cost $998,063)


SECURITY TYPE ABBREVIATIONS
PIES -  Premium Income Equity Security

LEGEND
(a) Non-income producing

(b) Security purchased on a
when-issued basis.

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,009,169,000. Net unrealized appreciation aggregated $182,669,000, of which $190,262,000 related to appreciated investment securities and $7,593,000 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $97,168,000 which will expire in December 31, 2006.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)
                                    DECEMBER 31, 1998

ASSETS

Investment in securities, at              $ 1,191,838
value (cost $998,063) -  See
accompanying schedule

Receivable for investments sold            58,425
 Regular delivery

 Delayed delivery                          14,632

Receivable for fund shares                 6,063
sold

Dividends receivable                       1,254

Interest receivable                        39

Other receivables                          868

 TOTAL ASSETS                              1,273,119

LIABILITIES

Payable to custodian bank        $ 269

Payable for investments           61,817
purchased Regular delivery

 Delayed delivery                 3,353

Payable for fund shares           11,682
redeemed

Accrued management fee            328

Other payables and accrued        216
expenses

 TOTAL LIABILITIES                         77,665

NET ASSETS                                $ 1,195,454

Net Assets consist of:

Paid in capital                           $ 1,107,035

Undistributed net investment               1,003
income

Accumulated undistributed net              (106,380)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                193,796
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 21,479 shares             $ 1,195,454
outstanding

NET ASSET VALUE, offering                  $55.66
price and redemption price
per share ($1,195,454
(divided by) 21,479 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS
                       YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                           $ 6,824
Dividends

Interest                                     1,750

 TOTAL INCOME                                8,574

EXPENSES

Management fee Basic fee         $ 7,993

 Performance adjustment           (2,736)

Transfer agent fees               2,253

Accounting fees and expenses      561

Custodian fees and expenses       137

Registration fees                 49

Audit                             31

Legal                             13

Interest                          52

Reports to shareholders           68

Miscellaneous                     5

 Total expenses before            8,426
reductions

 Expense reductions               (1,165)    7,261

NET INVESTMENT INCOME                        1,313

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (55,421)
(including realized loss of
$(15,956)   on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (130)

 Futures contracts                5,813      (49,738)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            90,543

 Assets and liabilities in        26
foreign currencies

 Futures contracts                (850)      89,719

NET GAIN (LOSS)                              39,981

NET INCREASE (DECREASE) IN                  $ 41,294
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,313                       $ 1,842
income

 Net realized gain (loss)         (49,738)                      216,761

 Change in net unrealized         89,719                        (106,075)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       41,294                        112,528
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     -                             (1,184)
From net investment income

 From net realized gain           -                             (170,047)

 TOTAL DISTRIBUTIONS              -                             (171,231)

Share transactions Net            794,088                       1,295,070
proceeds from sales of shares

 Reinvestment of distributions    -                             151,806

 Cost of shares redeemed          (1,069,994)                   (1,289,760)

 NET INCREASE (DECREASE) IN       (275,906)                     157,116
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (234,612)                     98,413
IN NET ASSETS

NET ASSETS

 Beginning of period              1,430,066                     1,331,653

 End of period (including        $ 1,195,454                   $ 1,430,066
undistributed net investment
income of $1,003 and $508,
respectively)

OTHER INFORMATION
Shares

 Sold                             13,653                        20,963

 Issued in reinvestment of        -                             2,918
distributions

 Redeemed                         (18,604)                      (20,892)

 Net increase (decrease)          (4,951)                       2,989



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED DECEMBER 31,

                                 1998                      1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 54.11                   $ 56.81  $ 52.48  $ 50.99  $ 59.08
of period

Income from Investment
Operations

 Net investment income            .05 B                     .08 B    .62 C    .46      .20

 Net realized and unrealized      1.50                      4.46     8.18     10.71    (4.24)
 gain (loss)

 Total from investment            1.55                      4.54     8.80     11.17    (4.04)
operations

Less Distributions

 From net investment income       -                         (.05)    (.45)    (.47)    (.21)

 From net realized gain           -                         (7.19)   (4.02)   (9.21)   (3.84)

 Total distributions              -                         (7.24)   (4.47)   (9.68)   (4.05)

Net asset value, end of period   $ 55.66                   $ 54.11  $ 56.81  $ 52.48  $ 50.99

TOTAL RETURN A                    2.86%                     8.55%    16.98%   22.11%   (6.70)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,195                   $ 1,430  $ 1,332  $ 1,268  $ 1,193
(in millions)

Ratio of expenses to average      .62%                      .65%     .66%     .85%     1.04%
net assets

Ratio of expenses to average      .54% D                    .59% D   .64% D   .82% D   1.04%
net assets after expense
reductions

Ratio of net investment           .10%                      .13%     1.77%    .82%     .39%
income to average net assets

Portfolio turnover rate           348%                      334%     142%     186%     29%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.28 PER SHARE.

D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS -
CONTINUED

amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $4,493,761,000 and $4,715,374,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $367,746,000 and $416,806,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .39% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $714,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $15,711,000 and $15,047,000, respectively. The weighted average interest rate was 5.55%. Interest expense includes $14,000 paid under the interfund lending program.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $12,616,000 and $6,031,000, respectively. The weighted average interest rate was 5.81%. Interest expense includes $38,000 paid under the bank borrowing program.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,117,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $13,000 and $35,000, respectively, under these arrangements.

8. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS                  PURCHASE   SALES        DIVIDEND   VALUE
AFFILIATE                             COST       COST         INCOME
Anchor Gaming                         $  9,137   $  35,189    $ -        $ -
Business Objects SA sponsored ADR        1,285       3,913      -          -
Computer Learning Centers, Inc.         11,480      17,132      -          -
ESC Medical Systems Ltd.                 8,472       8,053      -          -
FIRSTPLUS Financial Group, Inc.          6,115       8,751      -          -
General Cigar Holdings, Inc. Class A     -           2,937      -          -
Long Beach Financial Corp.               -           2,056      -          -
Penn National Gaming, Inc.               -          14,829      -          -
Telespectrum Worldwide, Inc.             -          12,188      -          -
Timberland Co. Class A                   -             620      -          -
Virgin Express Holdings PLC
 sponsored ADR                           3,838       2,455      -          -
Zag Industries Ltd.                      -           3,141      -          -
TOTALS                                $ 40,327   $ 111,264    $ -        $ -

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Trend Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 5, 1999

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on December 16, 1998. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents a single share held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.
               # OF             % OF
               VOTES CAST       VOTES CAST
RALPH F. COX
Affirmative    11,148,433.919   96.804

Withheld       368,042.339      3.196

TOTAL          11,516,476.258   100.000

PHYLLIS BURKE DAVIS
Affirmative    11,102,302.169   96.404

Withheld       414,174.089      3.596

TOTAL          11,516,476.258   100.000

ROBERT M. GATES
Affirmative    11,140,298.975   96.734

Withheld       376,177.283      3.266

TOTAL          11,516,476.258   100.000

EDWARD C. JOHNSON 3D
Affirmative    11,135,671.783   96.693

Withheld       380,804.475      3.307

TOTAL          11,516,476.258   100.000

E. BRADLEY JONES
Affirmative    11,128,785.557   96.634

Withheld       387,690.701      3.366

TOTAL          11,516,476.258   100.000

DONALD J. KIRK
Affirmative    11,135,227.874   96.690

Withheld       381,248.384      3.310

TOTAL          11,516,476.258   100.000

               # OF             % OF
               VOTES CAST       VOTES CAST
PETER S. LYNCH
Affirmative    11,155,713.069   96.867

Withheld       360,763.189      3.133

TOTAL          11,516,476.258   100.000

WILLIAM O. MCCOY
Affirmative    11,147,098.089   96.793

Withheld       369,378.169      3.207

TOTAL          11,516,476.258   100.000

GERALD C. MCDONOUGH
Affirmative    11,126,637.695   96.615

Withheld       389,838.563      3.385

TOTAL          11,516,476.258   100.000

MARVIN L. MANN
Affirmative    11,134,773.074   96.686

Withheld       381,703.184      3.314

TOTAL          11,516,476.258   100.000

ROBERT C. POZEN
Affirmative    11,146,278.377   96.785

Withheld       370,197.881      3.215

TOTAL          11,516,476.258   100.000

THOMAS R. WILLIAMS
Affirmative    11,129,573.934   96.640

Withheld       386,902.324      3.360

TOTAL          11,516,476.258   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    11,016,751.434   95.661

Against        164,682.577      1.430

Abstain        335,042.247      2.909

TOTAL          11,516,476.258   100.000

PROPOSAL 3

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    10,411,040.632   90.401

Against        583,708.926      5.069

Abstain        521,726.700      4.530

TOTAL          11,516,476.258   100.000

PROPOSAL 4

To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by Fidelity Management & Research Company or an affiliate with substantially the same investment objective and policies.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         9,856,807.237    87.280

Against             874,712.870      7.746

Abstain             561,739.151      4.974

TOTAL               11,293,259.258   100.000

Broker Non-Votes    223,217.000

PROPOSAL 5

To approve an amended management contract for the fund.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         10,273,752.622   89.232

Against             599,525.368      5.207

Abstain             640,314.268      5.561

TOTAL               11,513,592.258   100.000

Broker Non-Votes    2,884.000

PROPOSAL 6

To approve a new sub-advisory agreement with FMR U.K. for the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    10,135,277.846   88.007

Against        682,432.250      5.925

Abstain        698,766.162      6.068

TOTAL          11,516,476.258   100.000

PROPOSAL 7

To approve a new sub-advisory agreement with FMR Far East for the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    10,038,491.551   87.166

Against        766,187.806      6.653

Abstain        711,796.901      6.181

TOTAL          11,516,476.258   100.000

PROPOSAL 8

To make certain fundamental investment policies of the fund non-fundamental.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         9,796,224.895    86.744

Against             810,792.466      7.179

Abstain             686,241.897      6.077

TOTAL               11,293,259.258   100.000

Broker Non-Votes    223,217.000

PROPOSAL 9

To eliminate certain fundamental policies of the fund.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         9,825,468.583    87.003

Against             762,107.380      6.748

Abstain             705,683.295      6.249

TOTAL               11,293,259.258   100.000

Broker Non-Votes    223,217.000

PROPOSAL 10

To amend the fund's fundamental investment limitation concerning diversification.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         9,864,756.274    87.351

Against             787,724.394      6.975

Abstain             640,778.590      5.674

TOTAL               11,293,259.258   100.000

Broker Non-Votes    223,217.000

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19200 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

COLORADO
1625 Broadway
Denver, CO

CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

DELAWARE
222 Delaware Avenue
Wilmington, DE

FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL

GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

HAWAII
700 Bishop Street
Honolulu, HI

ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

INDIANA
4729 East 82nd Street
Indianapolis, IN

MAINE
3 Canal Plaza
Portland, ME

MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA

MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI

MINNESOTA
7600 France Avenue South
Edina, MN

MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO

NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ

NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY

NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC

OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH

OREGON
16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA

TENNESSEE
6150 Poplar Road
Memphis, TN

TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX

UTAH
215 South State Street
Salt Lake City, UT

VIRGINIA
8180 Greensboro Drive
McLean, VA

WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA

WASHINGTON, DC
1900 K Street, N.W.
Washington, DC

WISCONSIN
595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

TRE-ANN-0299  70358
1.540017.101

CUSTODIAN
The Chase Manhattan Bank
New York, NY
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